UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 8, 2004



                       IMAGE TECHNOLOGY LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                      34-00031307                22-53531373
        --------                      -----------                -----------
(State or other jurisdiction     Commission File Number       (I.R.S. Employer
     Of incorporation)                                       Identification No.)




     602 ENTERPRISE DRIVE, KINGSTON, NY                          12401
--------------------------------------------             ----------------------
     (address of principal executive offices)                  (Zip Code)

                  Registrant's telephone number: (845) 336-4910


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

The Registrant's founder, Dr. David Ryon, 59, a Director, President and Chief Executive Officer of the Registrant, passed away unexpectedly on December 8, 2004, due to cardiac failure while undergoing treatment for an unrelated illness. On December 9, 2004, the Board of Directors approved the previously anticipated promotion of Barry Muradian to President and Chief Executive Officer to replace Dr. Ryon. Mr. Muradian was formerly Vice President and Chief Operating Officer of the Registrant since May 2004. Mr. Muradian, 49, was responsible for PACS, image management and networking systems in the northeast for General Electric Medical Systems IT from September 1998 to April 2001 and was at IDX Systems Corporation, where he was primarily responsible for leading the imaging sales team, from April 2001 until he joined the registrant in May 2004.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1      Press Release issued December 9, 2004





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            IMAGE TECHNOLOGY LABORATORIES, INC.
                                                      (Registrant)
Date: December 10, 2004

                                            /S/RICHARD L. FEINSTEIN
                                            -----------------------
                                            Richard L. Feinstein
                                            Chief Financial Officer


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